INVESCO VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:       9/30/2011
FILE NUMBER :            811-2699
SERIES NO.:              28

72DD.           1      Total income dividends for which record date
                       passed during the period. (000's Omitted)
                       Class A                                         $     575

                2      Dividends for a second class of open-end
                       company shares (000's Omitted)
                       Class B                                         $     104
                       Class C                                         $      83
                       Class Y                                         $       1

73A.                   Payments per share outstanding during
                       the entire current period: (form nnn.nnnn)

                1      Dividends from net investment income
                       Class A                                            0.0693

                2      Dividends for a second class of open-end
                       company shares (form nnn.nnnn)
                       Class B                                            0.0644
                       Class C                                            0.0541
                       Class Y                                            0.0759


                                 Investor Class

INVESCO VAN KAMPEN ASSET ALLOCATION GROWTH FUND                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:       9/30/2011
FILE NUMBER :            811-2699
SERIES NO.:              29

72DD.           1      Total income dividends for which record
                       date passed during the period.
                       (000's Omitted)
                       Class A                                         $  1,803

                2      Dividends for a second class of open-end
                       company shares (000's Omitted)
                       Class B                                         $    408
                       Class C                                         $    225
                       Class Y                                         $     13

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)

                1      Dividends from net investment income
                       Class A                                           0.1511

                2      Dividends for a second class of open-end
                       company shares (form nnn.nnnn)
                       Class B                                           0.1440
                       Class C                                           0.1440
                       Class Y                                           0.1561

INVESCO VAN KAMPEN ASSET ALLOCATION MODERATE FUND                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:        9/30/2011
FILE NUMBER :             811-2699
SERIES NO.:               30

72DD.           1      Total income dividends for which record
                       date passed during the period.
                       (000's Omitted)
                       Class A                                         $  2,036

                2      Dividends for a second class of open-end
                       company shares (000's Omitted)
                       Class B                                         $    333
                       Class C                                         $    237
                       Class Y                                         $      9

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)

                1      Dividends from net investment income
                       Class A                                           0.1200

                2      Dividends for a second class of open-end
                       company shares (form nnn.nnnn)
                       Class B                                           0.0988
                       Class C                                           0.1010
                       Class Y                                           0.1273